Exhibit 10.3
FIRST AMENDMENT TO UNCONDITIONAL GUARANTY
This First Amendment to Unconditional Guaranty (this “Amendment”) is made as of September 16, 2011, by and among SILICON VALLEY BANK (“SVB”), as agent and JPMorgan Chase Bank, N.A. (“JPMorgan”) (SVB and JPMorgan are each a “Lender” and collectively the “Lenders”), GAIN CAPITAL HOLDINGS, INC. (“Borrower”) and GAIN HOLDINGS, LLC (“Guarantor”).
Recitals
A. Borrower has requested and/or obtained certain loans or other credit accommodations from Lenders which are secured by assets and property of Borrower.
B. Borrower and Lenders have previously entered into a certain Loan and Security Agreement dated as of March 29, 2006, as amended from time to time (as amended, the “Prior Loan Agreement”).
C. Guarantor has previously entered into a certain Unconditional Guaranty dated as of March 29, 2006 in favor of Lenders (as amended, the “Guaranty”) to guaranty the full and punctual payment of the obligations under the Prior Loan Agreement.
D. Borrower and Lenders are, concurrently with the execution of this Amendment, amending, restating, and replacing the Prior Loan Agreement with an Amended and Restated Loan and Security Agreement (as may be amended, modified, restated, replaced, or supplemented from time to time, the “Restated Loan Agreement”).
E. Guarantor and Lenders have agreed to enter into this Amendment to the Guaranty.
NOW, THEREFORE, GUARANTOR, BORROWER AND LENDERS AGREE AS FOLLOWS:
A.	Modifications to the Guaranty.
1.	The Guaranty shall be amended by deleting the following, appearing as Recital A thereof:
“ A. Concurrently herewith, Agent, Lenders and Gain Capital Holdings, Inc., Inc., a Delaware corporation (“Borrower”), are entering into that certain Loan and Security Agreement dated as of March 29, 2006 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower (collectively, the “Loans”), subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.”

and inserting in lieu thereof the following:
“A. Agent, Lenders and Gain Capital Holdings, Inc., a Delaware corporation (“Borrower”), have entered into that certain Amended and Restated Loan and Security Agreement dated as of September 16, 2011 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower (collectively, the “Loans”), subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.”
2.	The Guaranty shall be amended by deleting the following text, appearing in Section 8 thereof:

“If to Agent:	Silicon Valley Bank 400 Madison Avenue Suite 15A New York, New York 10017 Attention: Mr. Michael Moretti Telephone No.: (212) 821-8965 Facsimile No.: (212) 688-5994”
and inserting in lieu thereof the following:

“If to Agent:	Silicon Valley Bank 535 Fifth Avenue — 27th Floor New York, New York 10017 Attention: Mr. Michael Moretti Telephone No.: (212) 821-8965 Facsimile No.: (212) 688-5994”
B.	Ratification of Guaranty and Consent to Restated Loan Agreement. Guarantor hereby:
(1)	ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Guaranty;

(2)	consents to the terms of the Restated Loan Agreement; and

(3)
acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of the Restated Loan Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.

IN WITNESS WHEREOF, this First Amendment to Unconditional Guaranty has been executed as of the date first above written.

GUARANTOR GAIN HOLDINGS, LLC
By:	/s/ Henry Lyons
	Name:	Henry Lyons
	Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED:

BORROWER:

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Henry Lyons Name: Henry Lyons
Title: Chief Financial Officer

SILICON VALLEY BANK, as Agent and as a Lender

By:	/s/ A. Bonnie Ryan Name: A. Bonnie Ryan
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Lawrence Normile Name: Lawrence Normile
Title: Vice President